UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


     Date of report (Date of earliest event reported):  August 31, 2005


                       ------------------------------


                          LASALLE HOTEL PROPERTIES
           (Exact name of registrant as specified in its charter)


                       ------------------------------


        Maryland                   1-14045              36-4219376
     ----------------         -----------------      ------------------
     (State or Other          (Commission File       (IRS Employer
     Jurisdiction of               Number)           Identification No.)
     Incorporation)


                           3 Bethesda Metro Center
                                 Suite 1200
                          Bethesda, Maryland 20814
                  ----------------------------------------
                  (Address of principal executive offices)


     Registrant's telephone number, including area code:  (301) 941-1500


                               Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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


ITEM 7.01.  REGULATION FD DISCLOSURE

      On August 31, 2005, LaSalle Hotel Properties issued a press release providing its revised outlook for the second half of 2005. A copy of such press release is furnished as Exhibit 99.1 to this report.

      The information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            Exhibit No.       Description
            -----------       -----------

              99.1 Press release, dated August 31, 2005, issued by LaSalle Hotel Properties, providing its revised outlook for the second half of 2005.

      The information contained in the press release attached as
Exhibit 99.1 to this report shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.



































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


                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LASALLE HOTEL PROPERTIES



Dated:  August 31, 2005             BY:   /s/ HANS S. WEGER
                                          ------------------------------
                                          Hans S. Weger
                                          Executive Vice President,
                                          Treasurer and
                                          Chief Financial Officer



















































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


                                EXHIBIT INDEX
                                -------------


EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

  99.1 Press release, dated August 31, 2005, issued by LaSalle Hotel Properties, providing its revised outlook for the second half of 2005.



























































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